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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) September 30, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of September 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-18, Mortgage Pass-Through Certificates, Series 2002-18).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-92152                95-4596516
----------------------------       -----------          -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On September 30, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-18.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 24, 2002 and the Prospectus Supplement dated September 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-18.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

California                       494         $ 230,492,215.11       61.46%
Colorado                          22         $   9,041,499.93        2.41%
Massachusetts                     24         $  10,703,357.76        2.85%
New Jersey                        25         $  12,808,891.64        3.42%
New York                          39         $  18,271,589.60        4.87%
Texas                             17         $   7,626,808.18        2.03%
Virginia                          20         $   8,644,614.45        2.30%
Other (less than 2%)             174         $  77,453,763.36       20.65%
                           ----------------------------------------------------
                                 815         $ 375,042,740.03      100.00%

----------
(1) The Other row in the preceding table includes 30 other states with under 2.00% concentrations individually. No more than approximately 1.101% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                       17          $   6,688,594.15        1.78%
Full/Alternative                605          $ 283,410,031.52       75.57%
Reduced                         134          $  57,709,785.33       15.39%
Streamlined                      59          $  27,234,329.03        7.26%
                        -------------------------------------------------------
                                815          $ 375,042,740.03      100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                         12         $   5,803,227.76        1.55%
Hi-rise Condo                      5         $   2,702,758.36        0.72%
Low-rise Condo                    24         $  10,868,912.98        2.90%
Manufactured Housing(1)            1         $     297,535.77        0.08%
PUD                              194         $  85,109,448.51       22.69%
Single Family Residence          579         $ 270,260,856.65       72.06%
                                -----------------------------------------------
                                 815         $ 375,042,740.03      100.00%





-----------
(1)  Treated as real property.

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

       6.000                   3             $  1,203,051.57          0.32%
       6.125                   9             $  5,239,170.00          1.40%
       6.250                  43             $ 20,252,541.00          5.40%
       6.375                  85             $ 42,233,754.84         11.26%
       6.500                 200             $ 93,184,109.10         24.85%
       6.625                 152             $ 72,053,664.16         19.21%
       6.750                 102             $ 44,095,010.90         11.76%
       6.875                  94             $ 42,294,442.55         11.28%
       7.000                  39             $ 17,037,951.54          4.54%
       7.125                  38             $ 15,799,253.81          4.21%
       7.250                  13             $  4,964,140.91          1.32%
       7.375                  15             $  6,220,267.55          1.66%
       7.500                  10             $  3,962,756.92          1.06%
       7.625                   3             $  1,613,366.02          0.43%
       7.875                   5             $  2,429,328.02          0.65%
       8.125                   2             $  1,534,758.36          0.41%
       8.250                   1             $    470,972.64          0.13%
       8.375                   1             $    454,200.14          0.12%
                         ------------------------------------------------------
                             815            $ 375,042,740.03        100.00%




----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.670% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.675% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced          153            $  68,592,093.36       18.29%
Purchase                     282            $ 123,732,710.16       32.99%
Rate/Term Refinanced         380            $ 182,717,936.51       48.72%
                           ----------------------------------------------------
                             815            $ 375,042,740.03      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

50.00 and Below               71             $ 36,228,878.65         9.66%
50.01 to 55.00                40             $ 21,197,370.82         5.65%
55.01 to 60.00                43             $ 21,642,152.12         5.77%
60.01 to 65.00                66             $ 31,709,237.08         8.45%
65.01 to 70.00                86             $ 42,924,508.05        11.45%
70.01 to 75.00               132             $ 60,168,030.78        16.04%
75.01 to 80.00               336             $146,093,322.48        38.95%
80.01 to 85.00                 3             $  1,206,500.00         0.32%
85.01 to 90.00                24             $  8,955,755.69         2.39%
90.01 to 95.00                14             $  4,916,984.36         1.31%
                        -------------------------------------------------------
                             815            $ 375,042,740.03       100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 69.55%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Investment                      2           $   1,125,812.57        0.30%
Owner Occupied                796           $ 365,357,368.86       97.42%
Second/Vacation Home           17           $   8,559,558.60        2.28%
                           ----------------------------------------------------
                              815           $ 375,042,740.03      100.00%



----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of     Aggregate Principal   Percent of
Loan Amount               Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

  $250,001 -   $300,000            6         $  1,773,358.65        0.47%
  $300,001 -   $350,000          148         $ 49,143,939.36       13.10%
  $350,001 -   $400,000          245         $ 92,224,210.99       24.59%
  $400,001 -   $450,000          111         $ 47,210,111.54       12.59%
  $450,001 -   $500,000           92         $ 43,927,131.21       11.71%
  $500,001 -   $550,000           60         $ 31,230,226.79        8.33%
  $550,001 -   $600,000           42         $ 24,318,547.76        6.48%
  $600,001 -   $650,000           49         $ 31,188,162.59        8.32%
  $650,001 -   $700,000           10         $  6,793,317.03        1.81%
  $700,001 -   $750,000            7         $  5,136,016.60        1.37%
  $750,001 - $1,000,000           39         $ 34,631,487.02        9.23%
$1,000,001 - $1,500,000            6         $  7,466,230.49        1.99%
                            ---------------------------------------------------
                                 815        $ 375,042,740.03      100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $460,175.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

        360                  612          $ 286,761,894.18         76.46%
        359                   56          $  24,125,484.01          6.43%
        358                   18          $   8,336,474.54          2.22%
        357                    4          $   1,361,971.22          0.36%
        356                    4          $   1,580,371.17          0.42%
        355                    6          $   3,443,327.84          0.92%
        354                    3          $   1,698,446.57          0.45%
        353                    2          $   1,173,197.40          0.31%
        351                    2          $   1,012,987.24          0.27%
        350                   42          $  17,176,707.21          4.58%
        349                   19          $   7,696,442.43          2.05%
        348                    2          $     808,330.44          0.22%
        347                    1          $     530,288.15          0.14%
        346                    2          $     617,959.61          0.16%
        345                    2          $   1,069,954.03          0.29%
        344                    1          $     435,887.37          0.12%
        343                    1          $     350,687.11          0.09%
        337                    1          $     441,753.51          0.12%
        300                    2          $   1,439,000.00          0.38%
        240                   35          $  14,981,576.00          3.99%
                      ---------------------------------------------------------
                             815          $ 375,042,740.03        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 354 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Celia Coulter
                                              -------------------------------
                                              Celia Coulter
                                              Vice President


Dated:  October 15, 2002



                                       5